UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 19, 2016

GREENHOUSE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54759	45-2094634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8400 E. Crescent Pkwy., Suite 600, Greenwood Village, CO  80111

(Address of Principal Executive Offices) (Zip Code)

(970) 439-1905

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 SECTION  1- REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Effective September 19, 2016, the Company adopted the 2016 Greenhouse Solutions, Inc. Stock Option, Stock Compensation and Award Plan ("Plan") to enable the Company to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.  A total of 8,900,000 shares of common stock are authorized under the Plan. A copy of the Plan is attached hereto as Exhibit 10.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	2016 Greenhouse Solutions, Inc. Stock Option, Stock Compensation and Award Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                            GREENHOUSE SOLUTIONS, INC.

                                                            By:/s/ John G. Michak, III

                                                            John G. Michak, III, Chief Operating Officer

                                                            Date: September 21, 2016